UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2006
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2230 Broadway
Santa Monica, California 90404
(Address of Principal Executive Offices) (Zip Code)

(310) 829-4509
(Registrant’s telephone number,
including area code)

740 Lomas Santa Fe, Suite 210
Solana Beach, California 92075
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On December 14, 2006, we notified Singer Lewak Greenbaum & Goldstein LLP that we were terminating our relationship with them as our principal independent accountant on that date. The termination of Singer Lewak Greenbaum & Goldstein LLP was approved by our Board of Directors.

Singer Lewak Greenbaum & Goldstein LLP had been our principal independent accountant for the fiscal years ended December 31, 2004 and 2005. The reports of Singer Lewak Greenbaum & Goldstein LLP on our financial statements for the years ended December 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits for the years ended December 31, 2004 and 2005, and during the subsequent interim period through December 14, 2006, there were no disagreements between us and Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Singer Lewak Greenbaum & Goldstein LLP to make reference to the subject matter of the disagreement in connection with their reports.

There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K,  except that in connection with Singer Lewak Greenbaum & Goldstein LLP’s audit of the Company’s consolidated financial statements for the year ended December 31, 2005 and review of the Company’s consolidated financial statements for the three months ended September 30, 2006, and management’s assessment of internal control over financial reporting as of December 31, 2005 and as of September 30, 2006, the Company was advised by Singer Lewak Greenbaum & Goldstein LLP that material weaknesses exist relating to the Company’s internal control over financial reporting, which weaknesses have been previously disclosed in Item 9A of the Company's Report on Form 10-K for the fiscal year ended December 31, 2005 and in Part I, Item 4 of the Company’s Report on Form 10-Q for the three months ended September 30, 2006.

The Company provided Singer Lewak Greenbaum & Goldstein LLP with a copy of the statements contained in this Current Report on Form 8-K and requested that Singer Lewak Greenbaum & Goldstein LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Singer Lewak Greenbaum & Goldstein LLP agrees with such statements, and, if not, stating in which respects it does not agree. A copy of Singer Lewak Greenbaum & Goldstein LLP letter is filed as Exhibit 16.1 to this Current Report.

On December 18, 2006, we engaged Ernst & Young LLP, an independent registered firm of public accountants, as our principal independent accountant with the approval of our Board of Directors.

During the Company’s two most recent fiscal years, and the subsequent interim period through September 30, 2006, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT NUMBER    DESCRIPTION

16.1  Letter from Singer Lewak Greenbaum & Goldstein LLP dated December 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: December 19, 2006	By:	/s/ John P. Mueller

John P. Mueller Chief Financial Officer